EXHIBIT 10.20



                            NOTE AND PLEDGE AGREEMENT

     THIS NOTE AND PLEDGE AGREEMENT (this "Agreement") is dated as of December 29, 2000 and is between Gary Reiss (the "Maker") and I-Trax.com, Inc., a Delaware corporation (the "Payee").

                              PRELIMINARY STATEMENT

     The Maker has entered into a Employment Agreement, dated of even date herewith, where by the Maker has accepted employment with the Payee on the terms set forth therein, and a Subscription Agreement, dated of even date herewith (the "Subscription Agreement"), whereby the Maker has purchased 250,000 shares of the Common Stock of the Payee (the "Shares"). Pursuant to the terms of the Subscription Agreement, the purchase price for the Shares is $500,000, which is being paid by the Maker (a) by surrendering to the Payee a bonus in an amount of $250 granted to the Maker on the date hereof by the Board of Directors of Payee and (b) by the delivery of this Agreement, whereby the Maker promises, among other things, to pay the principal amount of $499,750 (the "Note"), as full payment of the purchase price of the Shares and to pledge to the Payee all of the Shares to secure the payment of the purchase price of the Shares (the "Pledge"). Under the terms of the Pledge, the Payee shall continue to hold the Pledged Securities (as defined below) until the termination of this Agreement.

     The parties acknowledge that Payee is a party to a Merger Agreement by and among Payee, I-trax, Inc., a Delaware corporation and a direct subsidiary of Payee ("Holding Company"), and I-Trax.com Acquisition Co., a Delaware corporation and a direct subsidiary of the Holding Company ("Acquisition"), pursuant to which Payee, Holding Company and Acquisition intend to complete a holding company reorganization pursuant to Section 251(g) of the Delaware General Corporation Law. In such holding company reorganization, Acquisition with merge with and into to Payee and all issued and outstanding shares of Payee's Common Stock will automatically convert into an equal number of shares of Holding Company's Common Stock (the "Merger").

                                   WITNESSETH:

     NOW, THEREFORE, to induce the Payee to make a loan under this Agreement and in consideration of the mutual covenants contained herein, the parties hereto, each intending to be legally bound hereby, covenant and agree as follows:

1. Promissory Note.

     1.1 Terms. FOR VALUE RECEIVED, and intending to be legally bound, the Maker hereby promises to pay, in lawful money of the United States of America, which shall be legal tender for payment of public and private debts, without demand, defalcation, set off or deduction, to the order of Payee, at the address of the Payee's executive offices, or at such other place as the holder hereof shall from time to time designate in writing, the principal amount of Four Hundred Ninety Nine Thousand Seven Hundred Fifty Dollars ($499,750) (the "Principal Amount") with interest on the unpaid principal balance from the date of this Note until paid at a rate equal to 5.87 percent, which is the applicable mid-term rate as in effect on the date hereof under the Internal Revenue Code of 1986, as amended, and shall be due annually in arrears. The unpaid principal amount shall be due and payable in five (5) equal installments, on each of December 29, 2001, December 29, 2002, December 29, 2003, December 29, 2004 and December 29, 2005.

     1.2 Prepayment. The Maker may prepay at any time all or part of the outstanding principal balance hereof without penalty, provided that when making such prepayment the Maker pays all interest then accrued and all other sums then due hereunder. Any such prepayment, at the election of the Maker, may be allocated to and credited against any present or future installments of principal.

     1.3 Default.

          (a) The Maker shall be in default hereunder upon the occurrence of any of the following events (each an "Event of Default"): (i) if the Maker fails to pay any installment of interest or principal or any other sum due hereunder on the applicable due date therefore and such failure continues for at least 30 days; (ii) if any written representation or warranty now or hereafter made by the Maker in connection with the debt evidenced by this Note is false or incorrect in any material respect and is not cured within 30 days of written notice thereof; (iii) if the Maker shall (A) apply for or consent to the appointment of a receiver, custodian, trustee or liquidator of himself or of all or a substantial part of his property, (B) be generally unable to pay his debts as such debts become due, (C) make a general assignment for the benefit of his creditors, (D) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (E) file a petition seeking to take advantage of any other law providing for the relief of debtors, (F) fail to controvert in a timely or appropriate manner within 60 days, or acquiesce in writing to, any petition filed against the Maker in any involuntary case under such Bankruptcy Code, or (G) take any action for the purpose of effecting any of the foregoing;
(iv) if a proceeding or case shall be commenced against the Maker in any court of competent jurisdiction for the (A) winding up, or composition or readjustment of debts, of the Maker, (B) appointment of a trustee, receiver, custodian, liquidator or the like of the Maker or of all or any substantial part of his assets, or (C) similar relief in respect of the Maker under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days, or an order for relief against the Maker shall be entered in an involuntary case under such Bankruptcy Code, or (v) if there shall be a default under the Pledge.

          (b) Upon the occurrence of an Event of Default, which shall be continuing, the balance of principal of (but not any premium) and all accrued interest upon this Note shall become immediately due and payable (i) without any action or notice of any kind on the part of any holder of this Note in the case of the occurrence of an Event of Default described in Sections 1.3(a)(iii) or 1.3(a)(iv) above; or (ii) in the case of other Events of Default, only upon declaration of such default delivered to the Maker by the holder, provided, however, that the Payee's recourse for the payment of principal and accrued interest upon the occurrence of an Event of Default shall (a) with respect to the Maker, be limited to not more than fifty (50) percent of the Principal Amount and (b) extend to all of the Pledged Securities (as hereinafter defined).

          (c) The Maker shall pay on demand all costs of collection, including without limitation reasonable attorneys' fees, incurred by the holder hereof with respect to any default by the Maker hereunder. Such amounts, until paid by the Maker, shall be added to the principal hereof, bear interest at 5.87% and shall be secured by the Pledged Securities.

2. Pledge Agreement.

     2.1 Pledge of Stock. As collateral security for the punctual payment and performance of all existing and future indebtedness, obligations and other liabilities, absolute or contingent, direct or indirect, primary or secondary, of the Maker to the Payee of any nature whatsoever under this Agreement (all of such indebtedness, obligations and liabilities of the Maker being hereinafter sometimes referred to collectively as the "Obligations"), the Maker hereby deposits with and pledges and hypothecates to the Payee for its benefit and grants to the Payee for its benefit and agrees that the Payee shall have a first security interest in and pledge of, the number of shares of Shares (the "Pledged Securities") of the Payee set forth below:

     Class of Security         Certificate Number       Number of Shares
     -------------------------------------------------------------------

     Common Stock                                       250,000

     2.2 Representations and Warranties of the Maker. The Maker represents and warrants to and agrees with Payee as follows:

          (a) The Pledged Securities have been duly and validly pledged hereunder in accordance with all applicable laws, and the Maker warrants and covenants to defend the Payee's right, security interest and special property in and to the Pledged Securities against the claims and demands of all persons whomsoever. Except for the security interest created hereby in favor of the Payee and certain securities law restrictions on the transfer thereof, the Maker is the exclusive legal and equitable owner of, and has good title to, all of the Pledged Securities identified in Section 2.1 as being owned by the Maker, free and clear of all claims, liens, security interests and other encumbrances, and the Maker has the unqualified legal right to pledge the same hereunder. The security interest created hereby or intended so to be represents a valid, perfected first lien on and security interest in all of the Pledged Securities, and such security interest is superior and prior in right to the rights of all third persons. The parties acknowledge that no filings or recordings (including without limitation filings under the Uniform Commercial Code) are necessary to be made under present law in order to perfect, protect and preserve the security interest of the Payee in the Pledged Securities created by this Agreement or intended so to be. Notwithstanding the foregoing, the Maker makes no representations or warranties hereunder regarding any claims, liens, security interests or encumbrances created by or in favor of the Payee.

          (b) The Maker and his representatives, successors and assigns, hereby irrevocably waive and release all preemptive, first-refusal and other similar rights of the Maker to purchase any or all of the Pledged Securities upon any sale thereof by the Payee hereunder, whether such right to purchase arises under the charter or any bylaw of the Payee, by agreement, by operation of law or otherwise.

          (c) All of the foregoing representations, warranties and agreements shall survive the execution and delivery of this Agreement and the making of the loan hereunder.

     2.3 Representations and Warranties of the Payee. The Payee represents and warrants to the Maker that the Payee is issuing to the Maker good title to all of the Pledged Securities identified in Section 2.1, free and clear of all claims, liens, security interests and other encumbrances except for certain securities laws restrictions on the transfer thereof, and that the Payee has the unqualified legal right to issue the same to the Maker.

     2.4 Reservation of Voting Rights. Upon the occurrence of an Event of Default that shall be continuing, the Payee shall, after a formal declaration of such default delivered to the Maker in accordance with the notice provisions of this Agreement (but not before), be entitled to exercise any and all voting power with respect to the Pledged Securities. At all other times, the Maker shall be entitled to exercise as he deems appropriate, but in a manner consistent with the provisions of this Agreement, all voting power with respect to the Pledged Securities.

     2.5 Additional Collateral Security. If any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any property shall be distributed upon or with respect to the Pledged Securities pursuant to any recapitalization or reclassification of the capital of the Payee or pursuant to a reorganization thereof, the shares or other property so distributed shall be delivered to the Payee to be held by it in pledge as additional collateral security for the Obligations.

     2.6 Remedies in General. Upon the occurrence of an Event of Default that shall be continuing, the Payee shall have, without obligation to resort to other security or to seek recourse against the Maker, or any guarantor or other party secondarily liable, the right at any time and from time to time to sell, resell, assign and deliver, in the Payee's discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title, interest, claim and demand therein and right of redemption thereof, at public or private sale, subject to the restrictions, if any, set forth in Section 2.7 hereof, for cash, upon credit or for immediate or future delivery , and at such price or prices and on such terms as the Payee may determine, the Maker hereby agreeing that upon any such sale any and all equity and right of redemption shall be automatically waived and released without any further action on the part of the Maker, and in connection therewith the Payee may grant options, all without any demand, advertisement or notice, all of which are hereby expressly waived. In the event of any such sale, the Payee shall, at least 15 days before the sale, give the Maker notice of its intention to sell, which notice the Maker acknowledges is reasonable. Upon each such sale, the Payee and the Maker may purchase all or any of the Pledged

Securities being sold, free of any equity or right of redemption. The proceeds of each such sale shall be applied to the payment of all costs and expenses of every kind for sale or delivery, including reasonable compensation to the agents and attorneys of the Payee, and all other expenses, liabilities and advances made or incurred by the Payee in connection therewith, and after deducting such costs and expenses from the proceeds of sale, the Payee shall apply any residue to the payment of the Obligations in such order as the Payee may deem fit, the Maker, subject to Section 1.3(b), remaining liable for any deficiency. The balance, if any, remaining after payment in full of the Obligations shall be paid over to the Maker.

     2.7 Certain Restrictions on Sale by Payee. If at any time when the Payee shall determine to exercise its rights to sell all or any part of the Pledged Securities pursuant to Section 2.6 hereof and if the Pledged Securities have not been registered, the Payee, in its sole discretion, is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Payee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Payee, in its sole discretion: (i) may proceed to make such private sale whether or not a registration statement for the purpose of registering the Pledged Securities or such part thereof shall have been filed under the Securities Act of 1933 , as amended (the "Securities Act"); (ii) may approach and negotiate with a restricted number of potential purchasers to effect such sale; and (iii) may restrict such sale to purchasers as to their number, nature of business, level of sophistication and investment intention (including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of the Payee that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof), it being understood that the Payee may cause or require: (A) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the offering and sale of the Pledged Securities represented thereby have not been registered under the Securities Act and setting forth or referring to any required restrictions on the transferability of such Pledged Securities; (B) the issuance of stop transfer instructions to the Payee's transfer agent, if any, with respect to the Pledged Securities (or if the Maker transfers its own securities, a notation in the appropriate records of the Maker); and (C) the Maker to deliver to the purchasers a signed written agreement of the Maker that such purchasers will be entitled to the rights of the Payee under this Section 2.7. In addition, it is understood that any such purchasers may be required as a condition of any such sale to furnish a signed written agreement that the Pledged Securities will not be sold without registration or other compliance with the requirements of the Securities Act. In the event of any such sale, the Payee shall not incur any responsibility or liability for selling all or any part of the Pledged Securities at a price which the Payee, in its sole discretion, may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

     2.8 Right to Execute Endorsements. The Payee shall have the right, for and in the name, place and stead of the Maker and acting as its attorney-in-fact if necessary, to execute endorsements, assignments and other instruments of conveyance or transfer with respect to all or any of the Pledged Securities whenever any such execution is required or permitted hereunder.

     2.9 Release of Pledged Securities. Upon payment of each annual installment of principal and interest referred to in Section 1.1, the Payee shall release to the Maker one-fifth of the Shares, provided that no Event of Default shall exist at that time. Upon payment of the full amount due under the Note, the Payee shall release the remainder of the Pledged Securities to the Maker.

3. Remedies Termination Waiver and Miscellaneous.

     3.1 Remedies Cumulative; Indemnities. etc. The rights, powers and remedies provided herein in favor of the Payee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Payee existing at law or in equity, including without limitation all of the rights, powers and remedies available to a secured creditor under the Uniform Commercial Code as in effect in Pennsylvania or any other appropriate jurisdiction, and may be exercised concurrently, independently or successively by the holder hereof in such holder's discretion. The Maker shall indemnify and save harmless the Payee from and against any and all liabilities, losses and damages that the Payee may incur in the exercise or performance of any of its or their rights, powers or remedies set forth herein, provided, however, that the Maker shall have no obligation to indemnify any such indemnitee against any liability, loss or damage resulting from such indemnitee's own gross negligence or bad faith.

     3.2 Waivers; Amendments. No delay on the part of the Payee in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof or of any other option, power or right. The Payee shall not be deemed by any act or omission to have waived any such right or remedy or any default by the Maker hereunder or under the Pledge unless such waiver is in writing and signed by the holder, and then only to the extent specifically set forth in the writing. Any such waiver shall not be construed as a continuing waiver or as a bar to or waiver of any right or remedy with respect to any other default by the Maker. None of the terms and conditions of this Agreement may be amended, modified or waived orally but only in a writing signed by the Payee and the Maker.

     3.3 Termination of Agreement; Return of Collateral. Upon the full payment and performance of all of the Obligations, this Agreement shall expire and the Maker (except to the extent otherwise contemplated hereby) shall be entitled to the return of all of the Pledged Securities and other property and cash held in pledge hereunder that have not been used or applied to the payment of the Obligations.

     3.4 Further Assurances; Immunities, etc. With respect to the Pledged Securities and any security interest of the Payee, the Maker shall take all such acts and file, record, make, execute and deliver all such deeds, things, notices and instruments as may be necessary or desirable in the opinion of the Payee in order to vest more fully in and assure to the Payee the security interest in the Pledged Securities created hereby or intended so to be and the enforcement and realization of all of the benefits of the rights, remedies and powers of the Payee hereunder relating to the Pledged Securities. Without limiting the generality of the foregoing, if at any time hereafter, whether or not due to any change in circumstances (including without limitation any change in applicable law or any decision hereafter made by a court construing any applicable law), it is, in the opinion of counsel for the Payee, necessary or desirable to file or record this Agreement or any financing statement or other instrument relating hereto, the Maker shall pay all fees, costs and expenses of such recording or filing and execute and deliver any instruments that the Payee may deem necessary or appropriate to make such filing or recording effective. The Maker hereby irrevocably appoints the Payee the attorney-in-fact of the Maker to perform, in the name of the Maker or the Payee or otherwise, any and all acts that the Payee may deem necessary or appropriate to effect and continue the security interests created hereby or intended so to be or otherwise to preserve and protect the Pledged Securities and the security interest of the Payee therein, but nothing herein contained or otherwise shall require the Payee to take any such action. The duty of the Payee in respect of the Pledged Securities shall be strictly confined to one of reasonable care in the custody of the certificates therefore so long as they are in the custody of the Payee. Without limiting the generality of the preceding sentence, the Payee shall not be under any duty to anyone to send any notices, perform any services, vote, exercise any options or elections with respect to, pay any taxes or charges associated with, or otherwise take any action of any kind with respect to, any of the Pledged Securities.

     3.5 Transfers of Interest. Upon any assignment or other transfer by the Payee of any of the Obligations (including but not limited to an assignment to the Holding Company pursuant to the Merger), the Payee may transfer its interest in the Pledged Securities, or any part thereof, to the assignee or transferee, who shall thereupon become vested with all the rights, remedies, powers, security interests and liens herein granted to the Payee in respect of the Pledged Securities or the transferred part thereof, subject, however, to the restrictions contained herein.

     3.6 Expenses. The Pledged Securities secure, and the Maker shall pay on demand, all reasonable expenses (including but not limited to reasonable attorneys' fees and costs for legal services, costs of insurance and payments of taxes or other charges) of, or incidental to, the custody, care, sale or realization on any of the Pledged Securities or in any way relating to the enforcement or protection of the rights of the Payee hereunder.

     3.7 Notices. All notices, requests, demands, directions, declarations and other communications provided for herein shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) three days after notice shall be deposited with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified (i) if to the Maker, 489 East London Grove Road, West Grove, PA 19390, and (ii) if to Payee, at One Logan Square, 130 N. 18th Street, Suite 2615, Philadelphia, Pennsylvania 19013, or (c) upon confirmation that notice shall have been received by fax at the fax number specified for such party with its address. Any party may change its address or fax number for notice purposes by giving advance notice hereunder to the other party in accordance with this Section 3.7, provided, however, that the Maker cannot change his address without the prior written consent of the Payee.

     3.8 Governing Law; Consent to Jurisdiction, etc. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania. The Maker and the Payee hereby consent to the jurisdiction of the courts of the Commonwealth of Pennsylvania in any action or proceeding that may be brought against the Maker or the Payee under or in connection with this Agreement or any of the transactions contemplated hereby or to enforce any undertaking contained herein, and if any such action or proceeding shall be brought against such party, it shall not raise any objection to such jurisdiction or to the laying of the venue thereof in Philadelphia County.

     3.9 Certain Waivers; Integration. etc.

          (a) The Maker waives presentment for payment, demand, notice of nonpayment, notice of protest, protest and notice of dishonor of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Agreement.

          (b) The Maker hereby waives any and all present and future laws and rules of court exempting any of the Pledged Securities or any other property, real or personal, or any of the proceeds arising from any sale of such property, from attachment, levy, sale or execution, or providing for any stay of execution, appraisement, exemption from civil process or extension of time for payment.

          (c) This instrument, and the agreement and instruments referenced herein, state the entire agreement of the parties concerning the subject matter hereof, and it is acknowledged that there are no customs, usages, representations, or assurances referring to the subject matter, and no inducements leading to the execution or delivery hereof, other than those expressed herein.

     3.10 Miscellaneous. This Agreement shall bind and inure to the benefit of the Maker and the Payee and their respective heirs, executors, administrators, personal representatives, successors and assigns, except that the Maker shall not have the right to assign any of the Maker's rights hereunder or interests herein without the written consent of the Payee. No persons other than the Maker and the Payee and the respective assignees of the Payee (including any creditors of Payee to which the Payee may assign its rights hereunder) are intended to be benefited hereby or shall have any rights hereunder, as third-party beneficiaries or otherwise. Notwithstanding the foregoing, the parties hereby acknowledge that upon consummation of the Merger, the Holding Company shall be deemed to be the Payee and shall have all rights and obligations of the Payee pursuant to this Agreement. Upon consummation of the Merger, the number of shares of Common Stock referred to in the Preliminary Statement and in Section
2.1 herein shall be equal to a similar number of shares of Holding Company's Common Stock in accordance with the terms of the Merger. The Maker acknowledges that this Agreement and the obligations of the Maker hereunder and the security interest created or intended to be created hereby have constituted, and were intended by the Maker to constitute, a material inducement to the Payee to enter into this Agreement and make the loan contemplated hereby, knowing that the Payee will rely upon this Agreement. The Maker intends this to be a sealed instrument and to be legally bound hereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction. Words of any gender herein shall include any other genders, and the singular shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction. The term "Payee" shall apply equally to the initial Payee specified above and to any holder to which this Note may be assigned.

     IN WITNESS WHEREOF, the Maker has executed this Agreement, or has caused the same to be executed in its name, under seal and intending to be legally bound as of the day and year first written above.


                                       GARY REISS

                                       /s/ Gary Reiss
                                       --------------


                                       I-TRAX.COM, INC.

                                       By: /s/ Frank A. Martin
                                           -------------------
                                           Name:  Frank A. Martin
                                           Title: Chief Executive Officer


                                      -8-